UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) December 18, 2002


                  AEI INCOME & GROWTH FUND 24 LLC
   (Exact Name of Registrant as Specified in its Charter)

                         State of Delaware
   (State or other Jurisdiction of Incorporation or Organization)




             000-49653                      41-1990952
      (Commission File Number)          (I.R.S. Employer
                                       Identification No.)


             1300 Minnesota World Trade Center, St. Paul,
                      Minnesota  55101
          (Address of Principal Executive Offices)


                    (651) 227-7333
    (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

        On December 18, 2002, the Limited Liability Company (the Company) purchased a newly constructed Champps Americana restaurant in Houston, Texas from Champps Entertainment of Texas, Inc., LLC. The total cash purchase price of the land and building was approximately $3,165,000. Champps Entertainment of Texas, Inc. is not affiliated with the Company.

        The cash, used in purchasing the property, was from the proceeds of sale of LLC Units.

Item 7. Financial Statements and Exhibits.

       (a) Financial statements of businesses acquired. -  Not
           Applicable.  Property was newly constructed.

       (b) On  December  18, 2002, the Company  purchased  the
           property   for   $3,165,000.   The   property   was
           acquired with cash which was provided from proceeds of sale of LLC Units. A limited number of proforma adjustments are required to illustrate the effects of the transactions on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

           Assuming the Company had purchased the property on October 31, 2001 (date the Company commenced operations), the Company's Investments in Real Estate would have been increased by $3,165,000 and its Current Assets (cash) would have been reduced by $3,165,000.

           The Total Income for the Company would have increased from $50,013 to $102,763 for the period ended December 31, 2001 and from $308,160 to $545,535 for the nine months ended September 30, 2002 if the Company had owned the property during the periods.

           Depreciation   Expense  would  have  increased   by
           $13,960  and $62,819 for the period ended  December
           31, 2001 and the nine months ended September 30, 2002, respectively.

           The net effect of these proforma adjustments would have caused Net Income to increase from $19,040 to $57,830 and from $123,209 to $297,765 which would have resulted in Net Income of $25.91 and $38.19 per LLC Unit outstanding for the period ended
           December 31, 2001 and the nine months ended September 30, 2002, respectively.

       (c) Exhibits.

           Exhibit  10.1 -Development   Financing   Agreement
                    dated  April  8, 2002 between the  Company
                    and  Champps Entertainment of Texas,  Inc.
                    relating   to   the  property   at   11681
                    Westheimer     Road,    Houston,     Texas
                    (incorporated  by  reference  to   Exhibit
                    10.1 of Form 8-K filed April 15, 2002).

                    10.2 - Net Lease Agreement dated April  8,
                    2002   between  the  Company  and  Champps
                    Entertainment of Texas, Inc. relating to the property at 11681 Westheimer Road, Houston, Texas (incorporated by reference to Exhibit 10.2 of Form 8-K filed April 15, 2002).

                    10.3 - First   Amendment   to   New  Lease
                    Agreement dated December 18, 2002 between the Company and Champps Entertainment of Texas, Inc. relating to the property at 11681 Westheimer Road, Houston, Texas.



                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AEI INCOME & GROWTH FUND 24 LLC

                             By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member


Date:  December 23, 2002        /s/ Mark E Larson
                             By:    Mark E. Larson
                             Its Chief Financial Officer
                                 (Principal Accounting and
                                 Financial Officer)